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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07917

Wilshire Variable Insurance Trust
(Exact name of registrant as specified in charter)

1299 Ocean Avenue, Suite 700 Santa Monica, CA	90401-1085
(Address of principal executive offices)	(Zip code)

Jason A. Schwarz

Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401-1085
(Name and address of agent for service)

Registrant's telephone number, including area code:	(310) 451-3051

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Wilshire Variable Insurance Trust
ANNUAL REPORT Wilshire Global Allocation Fund
December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-888-200-6796 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-888-200-6796. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Wilshire Variable Insurance Trust Table of Contents

Letter to Shareholders	1
Commentary	3
Disclosure of Fund Expenses	7
Schedule of Investments	8
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	20
Board Approval of Advisory Agreements	21
Additional Fund Information	26
Tax Information	29

Shares of the Wilshire Global Allocation Fund are sold only as the underlying investment for variable annuity contracts issued by insurance companies. This report is authorized for use in connection with any offering of the Fund’s shares only if accompanied or preceded by the Fund’s current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by Ultimus Fund Distributors, LLC.

Wilshire Variable Insurance Trust Letter To Shareholders (Unaudited)

Dear Wilshire Variable Insurance Trust Shareholder:

We are pleased to present this annual report to all shareholders of the Wilshire Variable Insurance Trust. This report covers the period from January 1, 2018 to December 31, 2018 for the Wilshire Global Allocation Fund.

Market Environment

U.S. Equity Market

The U.S. stock market, represented by the Wilshire 5000 Total Market IndexSM, was down -14.29% for the fourth quarter of 2018 and down -5.26% for the year. This marks the worst quarter for U.S. equities since 2011 and the first down year since the credit crisis sell-off of 2008. The Index had been down by double digits for the year in late December before gaining nearly 7% during the final few trading days. Concerns of an economic slowdown weighed on stock prices, as did fears that additional rate increases by the Federal Reserve could weaken future prospects for economic growth. Ongoing trade negotiations between China and the U.S. continued to be a factor affecting market activity during the quarter, and these issues remain unresolved entering the new year.

Eight of the eleven major sectors produced negative returns during 2018, with Energy (-19.39%) and Materials (-16.62%) down the most for the year. The best performing sectors were Health Care (+5.41%) and Utilities (+4.32%). Large capitalization stocks outperformed small caps with the Wilshire U.S. Large-Cap IndexSM returning -4.64% versus -10.84% for the Wilshire U.S. Small-Cap IndexSM. Growth stocks broadly trailed value stocks during the fourth quarter but outperformed overall during the twelve-month period.

International Equity Market

Equity markets outside of the U.S. were negative for 2018 in both developed and emerging markets, with double-digit losses across the major indices. The MSCI EAFE Index returned -13.79% for the year. Although the European Union began the year in sound economic condition, growth declined steadily throughout the year as gains in unemployment stalled and industrial production reversed course. News out of Japan was grim with a report showing a serious economic contraction during the third quarter that threatens to end Japan’s longest expansion since the 1980’s. Emerging markets underperformed nearly all of the major indices for 2018, with the MSCI Emerging Markets Index closing the year at -14.57%. This ended the two-year streak of positive annual gains for the index.

Bond Market

The U.S. Treasury yield curve fell across most maturities during the fourth quarter, with the biggest decreases occurring in the intermediate to longer segment of the curve. The bellwether 10-year Treasury yield ended the year at 2.69%, up 29 basis points from its 2017 finish of 2.40%. The Federal Open Market Committee increased its overnight rate four times in 2018, a total increase of 100 basis points, to a range of 2.25% to 2.50%. Credit spreads widened in the fourth quarter within both the investment grade and high yield markets. For the year, the Bloomberg Barclays U.S Aggregate Bond Index returned 0.01%, the Bloomberg Barclays U.S. TIPS Index returned -1.26%, and Bloomberg Barclays U.S. Corporate High Yield Index returned -2.08%.

Fund Performance Review

The Global Allocation Fund returned -7.30%, underperforming its custom benchmark by 1.88%. Despite the Fund’s underperformance versus its benchmark in 2018, we believe the Fund is well positioned for future growth.

As always, we sincerely appreciate your continued support and confidence in Wilshire Associates.

Sincerely,

Jason Schwarz
President, Wilshire Variable Insurance Trust

Wilshire Variable Insurance Trust Letter To Shareholders (Unaudited) - (Continued)

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com.

Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the Funds or any stock in particular.

There are risks involved with investing, including the possible loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic, or political instability in other nations. Investments in smaller companies typically exhibit higher volatility. The Funds operate under a fund of funds structure, pursuant to which the Funds invest in underlying affiliated funds (“Underlying Funds”) and unaffiliated investment companies and exchange-traded funds (“ETFs”). An investor in the Funds should understand that alternatively he or she could allocate investments directly to an Underlying Fund, unaffiliated investment company or ETF. By investing indirectly in an Underlying Fund, unaffiliated investment company or ETF through the Funds, an investor bears not only his or her proportionate share of certain expenses of the Funds (such as operating costs), but also, indirectly, similar expenses of an Underlying Fund, unaffiliated investment company or ETF. The management fee charged to the Funds is based on the average daily net assets not invested in the Underlying Funds.

There can be no assurance that a Fund will achieve its stated objectives. An investor may experience losses, at any time, including near, at or after the Fund’s target year, if applicable. In addition, there is no guarantee that an investor’s investment in a Fund will provide any income at or through the years following the Fund’s target year, if applicable, in amounts adequate to meet the investor’s goals or retirement needs.

The Bloomberg Barclays US Aggregate Bond Index is made up of the Bloomberg Barclays US Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

The MSCI All Country World ex USA Index is an unmanaged capitalization-weighted measure of stock markets of developed and emerging markets, with the exception of U.S.-based companies.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The Wilshire 5000 Total Market IndexSM is widely accepted as the definitive benchmark for the U.S. equity market, and measures performance of all U.S. equity securities with readily available price data.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary

WILSHIRE GLOBAL ALLOCATION FUND

Average Annual Total Returns

One Year Ended 12/31/18	(7.30%)
Five Years Ended 12/31/18	2.88%
Ten Years Ended 12/31/18	7.11%

65/35 HYBRID INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/18	(5.42%)
Five Years Ended 12/31/18	4.12%
Ten Years Ended 12/31/18	7.71%

MSCI ALL COUNTRY WORLD (ACWI) INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/18	(9.42%)
Five Years Ended 12/31/18	4.26%
Ten Years Ended 12/31/18	9.51%

BLOOMBERG BARCLAYS GLOBAL AGGREGATE BOND INDEX (HEDGED)(1)

Average Annual Total Returns

One Year Ended 12/31/18	1.76%
Five Years Ended 12/31/18	3.44%
Ten Years Ended 12/31/18	3.77%

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary - (Continued)

COMPARATIVE PERFORMANCE

Comparison of Change in Value of a $10,000 Investment in the Wilshire Global Allocation Fund versus the following 2 indices and a 65/35 Hybrid of the 2 indices: the MSCI ACWI and the Bloomberg Barclays Global Aggregate Index (Hedged) through 12/31/18.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

(1)

65/35 Hybrid is a blend of 65% MSCI All Country World (ACWI) Index and 35% Bloomberg Barclays Global Aggregate Index (Hedged). The MSCI ACWI Index is an unmanaged capitalization-weighted measure of stock markets of developed and emerging markets. The Bloomberg Barclays Global Aggregate Index (Hedged) is a broad-based measure of the global investment grade fixed-rate debt markets from both developed and emerging markets issuers. An individual cannot invest directly in an index. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses.

During the ten years ended December 31, 2018, certain fees and expenses were reduced or reimbursed. Without fee reductions and expense reimbursements, total returns would have been lower. For the year ended December 31, 2018, the investment adviser did not reduce its fees or reimburse expenses.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*

(As of December 31, 2018)

The Wilshire 5000 Total Market IndexSM was down -14.29% for the fourth quarter and -5.26% for the year, marking its first down year since the financial crisis. In 2018, the U.S. economy benefited from sizable tax cuts, particularly on the corporate side, which boosted earnings. Real gross domestic product (“GDP”) growth remained strong, growing at an annualized pace of 3.4% over the third quarter, and for the fourth quarter, the Federal Reserve Bank of Atlanta projects annualized GDP growth of 2.8%. At the end of November, the unemployment rate was 3.9%, a level not seen since 2000, while wage growth continued to trend up to 3.2%. The Consumer Price Index (“CPI”) was up 1.9% for the year; although December 2018 marked the first time that the trailing 12-month CPI had fallen below 2.0% since August 2017. Concerns around additional rate hikes and on-going trade negotiations increased, causing volatility to spike in the month of December. The CBOE S&P 500 Volatility Index® (“VIX”), which reflects a market estimate of future volatility, touched 36 on Monday December 24, 2018 before falling back to 17.66 at the end of the year.

Sector performance for the Wilshire 5000 Total Market Index was mostly negative for 2018. Health Care (+5.41%), Utilities (+4.32%) and Information Technology (+0.67%) were the best performing sectors while Energy (-19.39%) and Materials (-16.62%) were the biggest laggards. Utilities was the only sector that recorded a positive return for the fourth quarter. Large capitalization stocks outperformed small caps with the Wilshire U.S. Large-Cap IndexSM returning -4.64% versus -10.84% for the Wilshire U.S. Small-Cap IndexSM. Growth stocks broadly trailed value stocks in the fourth quarter but outperformed over the twelve-month period.

U.S. real estate securities were down for the year but slightly outperformed their international counterparts. Commodities were down for the one-year period as crude oil fell 24.8% to $45.41 per barrel, compared to $60.42 per barrel at the close of 2017. Natural gas prices ended 2018 at $2.94 per million BTUs (British thermal unit), marginally down from the 2017 close of $2.95 per million BTUs. Finally, gold prices ended 2018 at $1,281 per troy ounce, down approximately 2% from last year.

Equity markets outside of the U.S. continued to underperform relative to domestic equities, with the MSCI ACWI ex USA Index returning -14.20% during 2018. Political turmoil in Italy caused concern as the Italian government released its official budget for 2019 that included a deficit of 2.4% of GDP, which was above the 2% target set by the European Union and which worsened the country’s debt outlook. Japan provided a bright spot, as the Bank of Japan continued its stimulative policies. Trade tensions weighed heavily on foreign markets, particularly in emerging markets, with the MSCI Emerging Markets Index returning -14.57% for the year. Emerging markets entered a technical bear market during the fourth quarter, down -20% since late January. Much of the weakness came from securities domiciled in China, a cohort which now represents 30% of the MSCI Emerging Markets Index. While China-U.S. trade relations remain a significant variable, China’s central bank has also communicated a lack of desire to offer monetary stimulus, and liquidity issues have led to a number of corporate bond defaults.

*	Based on percent of the Fund’s total investments at value.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary - (Continued)

The U.S. fixed income market was slightly positive for 2018 with the Bloomberg Barclays U.S. Aggregate Bond Index returning 0.01%. The Federal Open Market Committee raised the fed funds rate four times in 2018 to a range of 2.25% to 2.50%. The committee adjusted its forecast for future rate hikes from three rate increases in 2019 to only two. Additionally, the central bank will continue to shrink its balance sheet by up to $50 billion per month. The U.S. Treasury curve continued to flatten over the year with the 10-year Treasury yield ending the year at 2.69%, up slightly from 2.46% at the beginning of the year. The yield curve differential between 2-year and 10 year-Treasuries ended the year at 21 basis points, compared to 54 basis points at the beginning of the year. Credit spreads, a measure used to gauge the risk of corporate debt, widened during the fourth quarter sell-off. The Bloomberg Barclays U.S. Universal Index and the Bloomberg Barclays U.S. Corporate High Yield Index returned -0.26% and -2.08%, respectively, for the year.

Globally, a strong U.S. dollar and geopolitical factors weighed on performance. The Citigroup World Global Bond Index (unhedged) returned -0.84% for the year. Emerging market bonds were heavily impacted by the geopolitical uncertainty, higher interest rates in the U.S., and concerns of trade war.

The Wilshire Global Allocation Fund returned -7.30% in 2018, underperforming its customized benchmark1 return of -5.42% by 1.88%. Relative performance was weighed down by relative underperformance from the Wilshire Large Company Value Portfolio and the Wilshire Small Company Value Portfolio, as well as a relative overweight to small cap. Conversely, strong performance from the Wilshire Small Company Growth Portfolio and the Wilshire International Equity Fund was contributive to relative performance.

Despite the Fund’s underperformance versus its benchmark, we believe the Fund is well positioned going into 2019 as the market deals with ongoing macroeconomic and geopolitical issues.

[1]	Custom Benchmark: 1/1/14 – 5/31/14: 50% S&P 500 Index, 15% MSCI EAFE Index, 35% Bloomberg Barclays U.S. Aggregate Index; 6/1/14 to date: 65% MSCI All Country World Index, 35% Bloomberg Barclays Global-Aggregate Hedged Index

Wilshire Variable Insurance Trust Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory services, administrative services, distribution and/or shareholder services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.

The table below illustrates the Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee reductions, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare the Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Net Expense Ratio(1)(2)	Expenses Paid During Period 07/01/18-12/31/18(3)(4)
Wilshire Global Allocation Fund
Actual Fund Return	$1,000.00	$ 929.70	0.48%	$2.33
Hypothetical 5% Return	$1,000.00	$ 1,022.79	0.48%	$2.45

(1)	Annualized, based on the Fund's most recent fiscal half-year expenses.
(2)	The expense ratio does not include the expenses of the underlying funds.
(3)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
(4)	Expenses shown do not include annuity contract fees.

Wilshire Variable Insurance Trust Schedule of Investments December 31, 2018

Wilshire Global Allocation Fund
	Shares	Value
AFFILIATED REGISTERED INVESTMENT COMPANIES — 85.2%
Wilshire Income Opportunities Fund - Institutional Class	12,585,513	$123,715,597
Wilshire International Equity Fund - Institutional Class	17,180,311	157,887,061
Wilshire Large Company Growth Portfolio - Institutional Class	1,236,493	45,020,717
Wilshire Large Company Value Portfolio - Institutional Class	3,632,676	61,791,824
Wilshire Small Company Growth Portfolio - Institutional Class	590,251	13,988,950
Wilshire Small Company Value Portfolio - Institutional Class	761,255	14,106,063
Total Affiliated Registered Investment Companies (Cost $447,991,919)		$416,510,212

OTHER OPEN-END FUNDS — 14.9%
DFA Emerging Markets Core Equity Portfolio - Institutional Class	1,173,065	$22,581,503
Vanguard Short-Term Bond Index Fund - Institutional Class	2,186,830	22,546,217
Vanguard Total International Bond Index Fund - Institutional Shares	852,090	27,727,023
Total Other Open-End Funds (Cost $74,941,905)		$72,854,743

MONEY MARKET FUNDS — 0.0% (a)
Northern Trust Institutional Government Select Portfolio - Institutional Class, 2.25% (b) (Cost $230,769)	230,769	$230,769

Total Investments at Value — 100.1% (Cost $523,164,593)		$489,595,724

Liabilities in Excess of Other Assets — (0.1%)		(590,963)

Net Assets — 100.0%		$489,004,761

(a)	Percentage rounds to less than 0.1%.
(b)	The rate shown is the 7-day effective yield as of December 31, 2018.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statement of Assets and Liabilities December 31, 2018

WILSHIRE GLOBAL ALLOCATION FUND
ASSETS:
Investments in unaffiliated funds, at value (Note 2)	$73,085,512
Investments in affiliated funds, at value (Notes 2 and 5)	416,510,212
Receivable for Fund shares sold	37,204
Receivable for investment securities sold	132,520
Dividends receivable	50,058
Reclaims receivable	1,871
Other assets	21,357
Total assets	489,838,734

LIABILITIES:
Payable for Fund shares redeemed	631,707
Investment advisory fees payable (Note 3)	40,545
Distribution fees payable (Note 4)	55,532
Administration fees payable (Note 3)	22,500
Accrued expenses and other payables	83,689
Total liabilities	833,973

NET ASSETS	$489,004,761

NET ASSETS consist of:
Paid-in capital	$496,707,622
Accumulated deficit	(7,702,861)

NET ASSETS	$489,004,761

SHARES OUTSTANDING:
(Unlimited shares authorized)	26,634,650

NET ASSET VALUE:
(Offering and redemption price per share)	$18.36

Investments in unaffiliated funds, at cost (Note 2)	$75,172,674
Investments in affiliated funds, at cost (Notes 2 and 5)	447,991,919

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statement of Operations For the Year Ended December 31, 2018

WILSHIRE GLOBAL ALLOCATION FUND
INVESTMENT INCOME:
Dividend income from unaffiliated investments	$1,517,183
Income distributions from affiliated funds (Note 5)	7,592,202
Foreign taxes withheld	(41,154)
Total income	9,068,231

EXPENSES:
Distribution fees (Note 4)	999,905
Investment advisory fees (Note 3)	300,121
Administration fees (Note 3)	230,220
Professional expenses	115,804
Trustees’ fees and expenses (Note 3)	68,552
Insurance expense	23,967
Printing expenses	19,964
Custodian fees	14,754
Transfer agent fees	10,051
Registration and filing fees	4,996
Chief Compliance Officer expenses	2,987
Other	24,238
Total expenses	1,815,559
Previous investment advisory fee reductions and expense reimbursements recouped by the Adviser (Note 3)	137,320
Net expenses	1,952,879

Net investment income	7,115,352

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS (Notes 2 and 5):
Net realized gains (losses) from:
Sale of unaffiliated investments	(862,799)
Sale of affiliated investment company shares (Note 5)	3,064,631
Capital gain distributions from affiliated investment companies (Note 5)	17,685,765
Foreign currency transactions	272
Net change in unrealized appreciation (depreciation) of:
Unaffiliated investments	(2,076,254)
Investments in affiliated funds (Note 5)	(55,270,757)
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	1,313
Net realized and unrealized losses on investments	(37,457,829)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(30,342,477)

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Changes in Net Assets

	WILSHIRE GLOBAL ALLOCATION FUND
	Year Ended December 31, 2018	Year Ended December 31, 2017(a)
OPERATIONS:
Net investment income	$7,115,352	$7,330,108
Net realized gains from sale of unaffiliated investments, sale of affiliated investment company shares, capital gain distributions from affiliated investment companies and foreign currency transactions	19,887,869	5,885,022
Net change in unrealized appreciation (depreciation) of unaffiliated investments, investments in affiliated funds and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	(57,345,698)	44,444,002
Net increase (decrease) in net assets resulting from operations	(30,342,477)	57,659,132

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 10)	(13,856,522)	(14,675,152)

CAPITAL SHARE TRANSACTIONS: (DOLLARS)
Net assets received in conjunction with fund merger (Note 1)	148,648,667	—
Shares sold	1,927,012	2,547,218
Shares issued as reinvestment of distributions	13,856,522	14,675,151
Shares redeemed	(42,244,184)	(58,372,924)
Net increase (decrease) in net assets from capital share transactions	122,188,017	(41,150,555)

Net increase in net assets	77,989,018	1,833,425

NET ASSETS:
Beginning of year	411,015,743	409,182,318
End of year	$489,004,761	$411,015,743

CAPITAL SHARE TRANSACTIONS:
Shares received in conjunction with fund merger (Note 1)	7,920,164	—
Shares sold	95,613	129,059
Shares issued as reinvestment of distributions	689,036	710,066
Shares redeemed	(2,079,730)	(2,959,450)
Net increase (decrease) in shares outstanding	6,625,083	(2,120,325)
Shares outstanding, beginning of year	20,009,567	22,129,892
Shares outstanding, end of year	26,634,650	20,009,567

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended December 31, 2017, distributions to shareholders were from net investment income of $9,868,254 and net realized capital gains of $4,806,898. As of December 31, 2017, accumulated net investment income was $7,328,636.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014
Net asset value, beginning of year	$20.54	$18.49	$18.38		$19.75		$19.42

Income (loss) from investment operations:
Net investment income (a)	0.36	0.37	0.46		0.30		0.23
Net realized and unrealized gains (losses) on investments	(1.80)	2.43	0.57		(0.30)		0.19
Total from investment operations	(1.44)	2.80	1.03		0.00		0.42

Less distributions:
From net investment income	(0.39)	(0.50)	(0.31)		(0.37)		(0.09)
From realized capital gains	(0.35)	(0.25)	(0.61)		(1.00)		—
Total distributions	(0.74)	(0.75)	(0.92)		(1.37)		(0.09)

Net asset value, end of year	$18.36	$20.54	$18.49		$18.38		$19.75

Total return (b)	(7.30%)	15.16%	5.62%		0.04%		2.17%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$489,005	$411,016	$409,182		$432,239		$478,350
Operating expenses after fee reductions and expense reimbursements, recoupment of previously waived fees and excluding fees paid indirectly†	0.49%	0.50%	0.51	%(c)	0.53	%(c)	0.52	%(c)
Operating expenses before fee reductions and expense reimbursements, recoupment of previously waived fees and excluding fees paid indirectly†	0.45%	0.41%	0.53%		0.63%		0.57	%(d)
Net investment income (a)	1.78%	1.80%	2.44%		1.48%		1.17%
Portfolio turnover rate	29%	15%	65	%(e)	29%		83	%(e)

(a)

Net investment income was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

(b)

If you are an annuity contract owner, the total returns shown do not reflect the expenses that apply to the separate account or related insurance policies through which you invest in the Fund. The inclusion of these charges would reduce the total return figures for all periods shown.

(c)

The ratio of expenses to average net assets includes interest expense, which is considered outside the expense limitation agreement. Had interest expense been excluded, the ratio would have been 0.50%, 0.50% and 0.50% for the years ended December 31, 2016, 2015 and 2014, respectively.

(d)	Had the ratio of operating expenses excluding fee reductions/expense reimbursements and excluding fees paid indirectly included these expense offsets, the ratio would have remained at 0.57%.
(e)	Includes the impact of in-kind transactions.
†	These ratios do not include expenses of the underlying investment companies in which the Fund invests.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Notes to Financial Statements December 31, 2018

1. Organization.

The Wilshire Variable Insurance Trust (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers units of beneficial interest (shares) in the Wilshire Global Allocation Fund (the “Fund”). The Fund operates under a fund of funds structure and at this time invests substantially all of its assets in shares of certain underlying affiliated funds (the “Underlying Funds”), which are mutual funds advised by Wilshire Associates Incorporated (the “Adviser”), and in shares of unaffiliated investment companies. Shares of the Fund may only be purchased by insurance company separate accounts for certain variable insurance contracts and by plan sponsors of qualified retirement plans.

The investment objective of the Fund is to realize a high long-term total rate of return consistent with prudent investment risks. Total rate of return consists of current income, which includes dividends, interest, discount accruals and capital appreciation.

On December 7, 2018, the Fund consummated a tax-free merger with the Wilshire 2015 Fund (the “2015 Fund”), the Wilshire 2025 Fund (the “2025 Fund”) and the Wilshire 2035 Fund (the “2035 fund”) (collectively, the “Target Date Funds” and, each an “Aquired Fund”), previously each a portfolio offered by the Trust. The purpose of the transaction was to combine four portfolios with comparable investment objectives and strategies. Pursuant to the terms of the agreement governing the merger, each share of the Target Date Funds was converted into an equivalent dollar amount of shares of the Fund, based on the net asset value (“NAV”) of the Fund and the 2015 Fund, the 2025 Fund and the 2035 Fund as of December 7, 2018 ($18.77, $9.67, $10.33 and $10.22, respectively); this resulted in a conversion ratio of 0.515404 shares of the Fund for each share of the 2015 Fund, 0.550391 shares of the Fund for each share of the 2025 Fund, and 0.544611 shares of the Fund for each share of the 2035 Fund. The Fund issued 7,920,164 shares to shareholders valued at $148,648,667 of the Target Date Funds in connection with the merger. The basis of the assets transferred from the Target Date Funds reflected the historical basis of the assets as of the date of the tax-free merger. Net assets of the Fund, the 2015 Fund, the 2025 Fund and the 2035 Fund as of the merger date were $353,707,130, $20,616,196, $54,119,767 and $73,912,704, respectively, including total fair value of investments of $353,865,503, $20,633,284, $54,134,704 and $73,935,745, respectively, and unrealized appreciation (depreciation) on investments of ($160,117), $119,434, $729,182 and $1,202,089, respectively. The net assets of the 2015 Fund, the 2025 Fund and the 2035 Fund included accumulated realized capital losses of $10,161, $21,447 and $13,159, respectively. Total net assets of the Fund immediately after the merger were $502,355,797.

For financial statement purposes, assets received and shares issued by the Fund were calculated at fair value; however, the cost basis of the investments received from each Acquired Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Expenses related to the merger were incurred by the Adviser.

Assuming the merger has been completed on January 1, 2018 (the beginning of the annual reporting period for the Fund), the Fund’s pro-forma results of operations for the year ended December 31, 2018 were as follows:

Net Investment Income	Net Realized Gains and Net Change in Unrealized Depreciation on Investments	Net Decrease in Net Assets Resulting from Operations
$ 6,842,615	$ (44,473,911)	$ (37,631,296)

Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practical to separate the amounts of revenue and earnings of the Target Date Funds that have been included in the Fund’s Statement of Operations since December 7, 2018.

2. Significant Accounting Policies.

In August 2018, the SEC adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“U.S. GAAP”), International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2018

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. GAAP. The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.”

Use of estimates — The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be material.

New Accounting Pronouncement — In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

Security valuation — A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on National Association of Securities Dealers Automatic Quotation (“NASDAQ”) System are valued at the NASDAQ official closing price. If there is no NASDAQ official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price, and if there are no such sales, the most recent bid quotation is used. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded, it is typically valued by an independent pricing agent which employs methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. The independent pricing agent often utilizes proprietary models that are subjective and require the use of judgment and the application of various assumptions including, but not limited to, interest rates, repayment speeds, and default rate assumptions. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Fund’s pricing agent for such securities, if available, and otherwise are valued at amortized cost if the Pricing Committee concludes it approximates fair value. When market quotations are not readily available, securities are valued according to procedures adopted by the Board of Trustees (the “Board”) or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Trust, or the Trust’s Valuation Committee. Securities whose market value using the procedures outlined above do not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security. Investments in open-end registered investment companies are valued at the end of day NAV per share as reported by the underlying funds.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2018

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. During the year ended December 31, 2018, there were no significant changes to the Fund’s fair value methodologies. During the year ended December 31, 2018, there were no Level 2 or Level 3 securities held by the Fund.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2018:

Wilshire Global Allocation Fund	Level 1	Level 2	Level 3	Total
Affiliated Registered Investment Companies	$416,510,212	$—	$—	$416,510,212
Other Open-End Funds	72,854,743	—	—	72,854,743
Money Market Funds	230,769	—	—	230,769
Total	$489,595,724	$—	$—	$489,595,724

Investment transactions and investment income — Investment transactions are recorded on a trade date basis. Dividends, including distributions paid by Underlying Funds and unaffiliated investment companies, are recorded on the ex-dividend date. The actual tax character of income, realized gains and return of capital distributions received from Underlying Funds and unaffiliated investment companies may not be known until after the end of the fiscal year, at which time appropriate adjustments are recorded. Realized gains and losses on investments sold are determined on the basis of identified cost. Distributions received on securities that represent a return of capital or capital gain are reclassed as a reduction of cost of investments and/or as a realized gain.

Foreign currency transactions — The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

●	market value of investment securities, other assets and liabilities at the daily rates of exchange and

●	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The portion of the results of operations caused by changes in foreign exchange rates on investments are not isolated from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Net realized and unrealized gains (losses) from foreign currency related transactions include gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

Expense policy — Expenses that are attributable to both the Fund and the Wilshire Mutual Funds, Inc. (an affiliated investment company) are allocated across the Fund and the Wilshire Mutual Funds, Inc. based upon relative net assets or another reasonable basis.

Distributions to shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Fund’s net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and net realized capital gains may be made at the discretion of the Board.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2018

3. Investment Advisory and Other Services.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Fund and to continuously review, oversee and administer the Fund’s investment program.

Under an Investment Advisory Agreement, the Fund pays to the Adviser a fee at the annual rate of 0.55% of the average daily net assets of the Fund, excluding assets invested in the Underlying Funds.

The Adviser has entered into an expense limitation agreement with the Fund requiring it to reduce its management fee and/or reimburse expenses to limit annual operating expenses (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) to 0.50% of average daily net assets of the Fund. The agreement to limit expenses continues through at least April 30, 2019. The Adviser may recoup the amount of any management fee reductions or expense reimbursements within three years after the day on which the fee reduction or expense reimbursement occurred if the recoupment does not cause the Fund’s expenses to exceed the expense limitation that was in place at the time of the fee reduction or expense reimbursement.

During the year ended December 31, 2018, the Adviser recouped $137,320 of prior years’ fee reductions. No further amounts are subject to recoupment as of December 31, 2018.

Because the Underlying Funds and unaffiliated investment companies have varied fee and expense levels and the Fund may own different proportions of the Underlying Funds and unaffiliated investment companies at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

DST Systems, Inc. serves as the Fund’s transfer agent and dividend disbursing agent. The Northern Trust Company serves as the Trust’s custodian. Ultimus Fund Solutions, LLC (“Ultimus”) serves as the Fund’s administrator and accounting agent and Ultimus Fund Distributors LLC (the “Distributor”) serves as the Fund’s principal underwriter. Certain officers and interested Trustees of the Trust are also officers of the Adviser, Ultimus and/or of the Distributor.

Certain officers and an interested Trustee of the Trust may also be officers or employees of the Adviser, Ultimus, Distributor or their affiliates. They receive no fees for serving as officers or as an interested Trustee of the Trust.

Officers and Trustees’ expenses — Certain officers of the Trust are affiliated with and receive remuneration from the Adviser or Ultimus. The Trust does not pay any remuneration to its officers. The Fund and Wilshire Mutual Funds, Inc. together pay each Independent Trustee an annual retainer of $48,000, an annual additional retainer for each Committee chair of $12,000 and an annual additional retainer to the Board chair of $12,000. In addition, each Independent Trustee is compensated for Board and Committee meeting attendance in accordance with the following schedule: an in-person Board meeting fee of $3,000 for Independent Trustees and $4,000 for the Board chair; a telephonic Board meeting fee of $1,500 for Independent Trustees and $2,000 for the Board chair, and a telephonic Committee meeting fee of $500.

4. Distribution and Shareholder Services Plan.

The Fund has adopted a Rule 12b-1 distribution and shareholder services plan (the “Distribution Plan”). Pursuant to the Distribution Plan, the Distributor receives from the Fund a distribution and shareholder services fee computed at the annual rate of 0.25% of average daily net assets.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2018

5. Security Transactions.

During the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investments, excluding the investments acquired in the merger, other than affiliated investments and short-term investments, totaled $36,880,545 and $34,937,669, respectively.

Information regarding the Fund’s investments in the Underlying Funds during the year ended December 31, 2018 is provided in the table below:

Fund	Value as of December 31, 2017	Cost of Purchases	Proceeds From Sales	Realized Gain (Loss)	Market Value Received with Merger	Change in Unrealized Appreciation (Depreciation)	Value as of December 31, 2018	Income Distributions	Capital Gain Distributions
Wilshire Income Opportunities Fund - Institutional Class	$100,323,497	$18,563,278	$(19,399,490)	$414,692	$28,922,904	$(5,109,284)	$123,715,597	$4,191,401	$—
Wilshire International Equity Fund - Institutional Class	146,141,754	24,895,319	(28,756,158)	3,653,353	39,982,168	(28,029,375)	157,887,061	1,171,847	6,827,407
Wilshire Large Company Growth Portfolio - Institutional Class	43,562,579	13,094,420	(27,344,633)	1,295,260	21,834,999	(7,421,908)	45,020,717	475,634	5,615,154
Wilshire Large Company Value Portfolio - Institutional Class	44,381,480	16,675,403	(15,118,277)	(2,303,694)	27,714,839	(9,557,927)	61,791,824	1,433,845	3,906,681
Wilshire Small Company Growth Portfolio - Institutional Class	10,303,449	4,567,516	(4,285,486)	244,568	5,646,695	(2,487,792)	13,988,950	72,124	719,786
Wilshire Small Company Value Portfolio - Institutional Class	10,381,600	3,395,425	(2,892,125)	(239,548)	6,125,182	(2,664,471)	14,106,063	247,351	616,737
	$355,094,359	$81,191,361	$(97,796,169)	$3,064,631	$130,226,787	$(55,270,757)	$416,510,212	$7,592,202	$17,685,765

The Fund currently seeks to achieve its investment objective by investing a portion of its assets in Wilshire International Equity Fund and Wilshire Income Opportunities Fund (the “Wilshire Funds”), both registered open-end management investment companies and Underlying Funds. The Fund may redeem its investments from the Wilshire Funds at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of the Wilshire Funds. As of December 31, 2018, the percentage of net assets invested in the Wilshire Funds was 57.5%. The latest shareholder report for the Wilshire Funds can be found at www.sec.gov.

6. Significant Shareholders.

On December 31, 2018, 99% of the outstanding shares of the Fund, representing 1 omnibus shareholder, were held in the separate account of Horace Mann Life Insurance Co. through which shares of the Fund are sold.

7. Tax Information.

No provision for federal income taxes is required because the Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable net investment income and net realized capital gains. Federal income tax regulations differ from U.S. GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial reporting records are not adjusted for temporary differences. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will materially change in the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing its tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2018

in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities of returns filed within the past three years and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The federal tax cost and unrealized appreciation (depreciation) at December 31, 2018 for the Fund is as follows:

Tax cost of portfolio investments	$525,944,235
Aggregate gross unrealized appreciation	$964,214
Aggregate gross unrealized depreciation	(37,312,903)
Net unrealized depreciation	$(36,348,689)

The difference between the book and tax-basis cost of portfolio investments for the Fund is attributable primarily to the tax deferral of losses on wash sales.

The tax character of distributions paid to shareholders for the years ended December 31, 2018 and 2017 was as follows:

	December 31, 2018	December 31, 2017
Ordinary income	$7,397,343	$12,484,912
Long-term capital gains	6,459,179	2,190,240
Total	$13,856,522	$14,675,152

For the year ended December 31, 2018, the following reclassification was made on the Statements of Assets and Liabilities for the Fund as a result of permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP:

Paid-in-capital	$46,481
Accumulated deficit	(46,481)

Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or NAV per share.

At December 31, 2018, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income	$7,165,394
Undistributed long-term gains	21,480,434
Net unrealized depreciation on investments	(36,348,689)
Total accumulated deficit	$(7,702,861)

8. Indemnifications.

In the normal course of business, the Trust enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

9. Contingencies.

As a part of the merger of the Equity Fund and Socially Responsible Fund into the Fund on September 22, 2014, the Fund assumed all of the liabilities of the Equity Fund and Socially Responsible Fund, including, without limitation, contingencies relating to lawsuits. The Equity Fund and Socially Responsible Fund were named as defendants and putative members of a proposed defendant class of shareholders in lawsuits filed on December 7, 2010 in the U.S. Bankruptcy Court for the District of Delaware, and on March 6, 2012 in the District Court for the Southern District of New York, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The 2010 lawsuit was brought by the Official Committee of

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2018

Unsecured Creditors of the Tribune Company and the 2012 lawsuit was brought by Deutsche Bank, as trustee for senior noteholders of Tribune Company. Both lawsuits relate to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007 less than a year prior to Tribune Company’s bankruptcy filing. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who meet certain jurisdictional requirements and received proceeds of the leveraged buyout. The plaintiffs seek to recover those proceeds, together with interest and attorneys’ fees and expenses, as fraudulent transfers under the Bankruptcy Act or various state laws. In 2013, the Complaint in the 2012 lawsuit was dismissed and the Second Circuit Court of Appeals recently affirmed the dismissal and the plaintiffs filed a petition for review by the Supreme Court. In April, 2018, the Supreme Court deferred consideration of the petition to allow the Second Circuit to consider whether it would be appropriate to vacate the judgment in light of a 2018 Supreme Court decision in another case. In May, 2018, the Second Circuit recalled its judgment mandate in anticipation of further panel review. The case remains pending before the Second Circuit. The District Court of New York has stayed the 2010 lawsuit pending a further decision by the Second Circuit in the 2012 lawsuit. The Adviser does not expect the Fund to be materially impacted by the lawsuits.

10. Subsequent Event Evaluation.

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to these financial statements.

Wilshire Variable Insurance Trust Report Of Independent Registered Public Accounting Firm

To the Shareholders of Wilshire Global Allocation Fund and
Board of Trustees of Wilshire Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Wilshire Variable Insurance Trust comprising Wilshire Global Allocation Fund (the “Fund”) as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets, and the financial highlights for each of the two years in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended December 31, 2016, and prior, were audited by other auditors whose report dated February 28, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 28, 2019

Wilshire Variable Insurance Trust Board Approval Of Advisory Agreements (Unaudited)

Wilshire Variable Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company, which was organized as a Delaware statutory trust under a Declaration of Trust dated November 7, 1996. The Declaration of Trust permits the Trust to offer separate series; the Trust presently consists of the following series:

● Wilshire 2015 Fund	● Wilshire 2025 Fund
● Wilshire 2035 Fund	● Wilshire Global Allocation Fund

(Wilshire 2015 Fund, Wilshire 2025 Fund and Wilshire 2035 Fund may be referred to herein collectively as the “Target Date Funds.” In addition, each of the Target Date Funds and Wilshire Global Allocation Fund (“Global Allocation Fund”) may be referred to herein as a “Fund” and collectively as the “Funds.”)

During the six months ended December 31, 2018, the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”) approved the renewal for an additional one-year term of each of the investment advisory agreements between Wilshire Associates Incorporated (“Wilshire” or the “Adviser”), the investment adviser to each Fund, and the Trust, with respect to Global Allocation Fund and the Target Date Funds, respectively (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”).

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Funds (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.

The Board approved the renewal of each of the Advisory Agreements following an extensive process that concluded at the Board’s November 8-9, 2018 meeting (the “November Meeting”). As required by the 1940 Act, each approval was confirmed by the separate vote of the Independent Trustees, casting votes in person at a meeting called for such purpose. As part of their review process, the Independent Trustees were represented by independent legal counsel (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Independent Trustees various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and advised them of the relevant legal standards.

In considering whether to approve the proposed renewal of the Target Date Funds’ Advisory Agreement, the Board took into account its August 28, 2018 approval of the mergers of each of the Target Date Funds into Global Allocation Fund, as well as its determination to recommend that shareholders of each Target Date Fund approve an Agreement and Plan of Reorganization (the “Plan”) providing for each merger at a special meeting of shareholders. In this connection, the Board—noting that the merger of one of the Target Date Funds into Global Allocation Fund is not contingent upon the approval of the Plan by the other Target Date Funds’ shareholders—considered the Adviser’s recommendation that the Board should renew the Advisory Agreement for the Target Date Funds in order to ensure the uninterrupted provision of advisory services to each Target Date Fund prior to the closing of the merger, if the Plan is approved by shareholders, or, if the Plan is not approved, for the duration of the renewal period.

Information Requested and Received

At the direction of the Independent Trustees, Independent Legal Counsel sent a memorandum to the Adviser requesting information regarding the Advisory Agreements to be provided to the Trustees in advance of the November Meeting.

In response to the request for information, the Trustees received information from the Adviser regarding the factors underlying its recommendation to approve each Advisory Agreement. In particular, the Trustees received information from the Adviser as to each Fund describing: (i) the nature, extent and quality of services provided; (ii) the financial condition of the Adviser and its ability to provide the contracted-for services under the applicable Advisory Agreement; (iii) the investment performance of the Fund as provided by the Adviser based upon data gathered from the Morningstar Direct database (“Morningstar”), along with a comparison to its benchmark index; (iv) the costs of services provided and estimated profits realized by the Adviser; (v) the extent to which economies of scale are realized as the Fund grows; (vi) whether

Wilshire Variable Insurance Trust Board Approval Of Advisory Agreements (Unaudited) - (Continued)

fee levels reflect any possible economies of scale for the benefit of Fund shareholders; (vii) comparisons of amounts paid by other registered investment companies as provided by Wilshire based upon data gathered from Morningstar; and (viii) fall-out benefits realized by the Adviser from its relationship with the Fund. The Independent Trustees also received a memorandum from Independent Legal Counsel describing their duties in connection with advisory contract proposals, and they were assisted in their review by Independent Legal Counsel.

Factors Considered

In connection with its deliberations regarding the proposed renewal of the Advisory Agreements, the Board considered such information and factors as it believed to be relevant in the exercise of its business judgement. As described below, the Board considered the nature, extent and quality of the services performed by the Adviser under the Advisory Agreements; comparative fees as provided by the Adviser; the profits realized by the Adviser; the extent to which the Adviser realizes economies of scale as a Fund grows; and whether any fall-out benefits are being realized by the Adviser. The Board also took into account the various materials received from the Adviser, its discussions with management and the guidance provided by Independent Legal Counsel in private sessions at which no representatives of the Adviser were present. In addition, as a part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is comprised solely of Independent Trustees), which met on November 8, 2018 to review data on the Adviser’s performance. Recognizing that the evaluation process with respect to the services provided by the Adviser is an ongoing one, the Board also considered information reviewed by the Board during the year at other Board and Board committee meetings. The Board considered the foregoing information and all materials provided in the context of its accumulated experience governing the Funds and weighed the factors and standards discussed with Independent Legal Counsel.

In deciding to approve the renewal of each Advisory Agreement, the Board did not identify any single factor as all-important or controlling and each Trustee, in the exercise of his or her business judgment, may attribute different weights to the various factors. The Board based its decision on the totality of the circumstances and relevant factors. This summary discusses the material factors and the conclusions with respect thereto that formed the basis for the Board’s approval and does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Based upon its evaluation of all materials provided, and its determination that it had received sufficient information to make an informed business decision with respect to the Advisory Agreements, the Board concluded that it was in the best interests of each Fund to approve the renewal of its Advisory Agreement.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Adviser, the Board considered the functions currently performed by the Adviser, noting that the Adviser performs certain administrative functions on behalf of the Funds. The Board considered the experience and skills of the senior management leading Fund operations, the experience and skills of the key personnel performing the functions under the Advisory Agreements and the resources made available to such personnel. In evaluating the services provided by the Adviser, the Board also took into account that each Fund operates under a fund-of-funds structure that pursues its investment objectives by investing in underlying funds. Thus, the Board considered the capabilities and expertise of the Adviser’s personnel responsible for implementing each Fund’s asset allocation strategies and considered the information provided by the Adviser regarding its portfolio construction methodology, as well as the firm’s investment oversight and risk management processes.

The Board considered the compliance program established by the Adviser and the level of compliance maintained for the Funds. In addition, the Board considered the regular reports it receives from the Funds’ Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also took into account information regarding the Adviser’s disaster recovery and contingency plans and data protection safeguards, among other things.

Wilshire Variable Insurance Trust Board Approval Of Advisory Agreements (Unaudited) - (Continued)

The Board considered the Adviser’s financial condition, and considered the financial support provided by the Adviser to the Funds pursuant to expense limitation agreements. In this connection, the Board reviewed, among other things, the Adviser’s audited consolidated financial statements as of December 31, 2017, as well as information regarding the firm’s business plans. The Board also noted the Adviser’s commitment to ensuring that sufficient resources will continue to be available in the future for servicing the Funds.

In connection with its evaluation of the quality of services provided by the Adviser, the Board reviewed information on the performance of each Target Date Fund for the annualized one-, three-, five- and ten-year periods ended September 30, 2018, in comparison to each Fund’s benchmark for the same periods and a peer group of funds determined by Wilshire based upon the Morningstar database for the one-, three- and five-year periods ended September 30, 2018. With respect to Global Allocation Fund, the Board, noting the change in the Fund’s investment mandate from domestic allocation to global allocation in July 2014, focused on the annualized performance for the one- and three-year periods ended September 30, 2018, as well as the relevant peer group and benchmark returns for the same periods. In general, the Board considered performance results in light of each Fund’s investment objective, strategies and risks, and the responsibilities of the Adviser, as disclosed in the Fund’s prospectus. As to the Adviser’s performance, the Board made the observations and considered the factors noted below.

Global Allocation Fund

●

Although the Fund’s annualized return for the one-year period was below the Fund’s hybrid benchmark performance, the Fund outperformed its benchmark for the three-year period. Additionally, the Fund outperformed its peer group median for both the one-year and three-year period, ranking in the first and second quintiles, respectively, of its peer group (the first quintile being the best performers and the fifth quintile being the worst performers).

Wilshire 2015 Fund

●

Although the Fund’s annualized returns for the one-year and five-year periods were below the Fund’s benchmark performance, the Fund outperformed its benchmark for the three-year and ten-year periods. The Fund also outperformed its peer group median for the one-, three- and five-year periods, ranking in the first, second and third quintiles, respectively, of its peer group.

Wilshire 2025 Fund

●

Although the Fund’s annualized returns for the one-year and five-year periods were below the Fund’s benchmark performance, the Fund outperformed its benchmark for the three-year and ten-year periods. The Fund also outperformed its peer group median for the one- and three-year periods, ranking in the first and third quintiles, respectively, while underperforming its peer group median for the five-year period, ranking in the fourth quintile.

Wilshire 2035 Fund

●

Although the Fund’s annualized returns for the one-year and five-year periods were below the Fund’s benchmark performance, the Fund outperformed its benchmark for the three-year and ten-year periods. In addition, while the Fund underperformed its peer group median for the three- and five-year periods, ranking in the fourth and third quintiles, respectively, of its peer group for each period, the Fund outperformed its peer group median for the one-year period, ranking in the second quintile of its peer group.

In evaluating each Fund’s performance metrics, the Board took into account its discussions with management regarding the factors that contributed to or detracted from performance, as the case may be, and considered the Adviser’s overall track record and reputation. After reviewing the foregoing and related factors, the Board concluded that each Fund’s performance was acceptable and supported the renewal of the Advisory Agreements.

In addition, based on the foregoing, the Board concluded that the Adviser and its personnel were qualified to continue to serve the Funds in such capacity and that it was satisfied with the nature, extent and quality of services provided by the Adviser to each Fund.

Wilshire Variable Insurance Trust Board Approval Of Advisory Agreements (Unaudited) - (Continued)

Comparative Fees

The Board compared each Fund’s actual management fee paid and total expense ratio to the applicable peer group of funds, as well as each Fund’s size relative to its peers. In considering the comparative fee and expense data provided by the Adviser, the Board made the following observations:

Global Allocation Fund

●

Although the Fund’s total expense ratio was above the peer group median, ranking in the fourth quintile, the Fund’s actual management fee paid was below the peer group median and ranked in the first quintile of its peer group (the first quintile being the lowest and the fifth quintile being the highest). The Board took into account the Fund’s fund-of-funds structure and noted that the management fee is applied to assets not invested in the Wilshire Mutual Funds complex. The Board also considered that the Adviser has entered into an expense limitation agreement with respect to the Fund.

Wilshire 2015 Fund

●

Although the Fund’s total expense ratio was above the peer group median, ranking in the fifth quintile, the Fund’s actual management fee paid was below the peer group median and ranked in the second quintile. With respect to the Fund’s total expense ratio, the Board considered the Fund’s small size relative to its peer group. The Board also took into account the Fund’s fund-of-funds structure and noted that the management fee is applied to assets not invested in the Wilshire Mutual Funds complex. In addition, the Board considered that the Adviser has entered into an expense limitation agreement with respect to the Fund.

Wilshire 2025 Fund

●

Although the Fund’s total expense ratio was above the peer group median, ranking in the fifth quintile, the Fund’s actual management fee paid was below the peer group median and ranked in the first quintile. With respect to the Fund’s total expense ratio, the Board considered the Fund’s small size relative to its peer group. The Board also took into account the Fund’s fund-of-funds structure and noted that the management fee is applied to assets not invested in the Wilshire Mutual Funds complex. In addition, the Board considered that the Adviser has entered into an expense limitation agreement with respect to the Fund.

Wilshire 2035 Fund

●

Although the Fund’s total expense ratio was above the peer group median, ranking in the fifth quintile, the Fund’s actual management fee paid was below the peer group median and ranked in the second quintile. With respect to the Fund’s total expense ratio, the Board considered the Fund’s small size relative to its peer group. The Board also took into account the Fund’s fund-of-funds structure and noted that the management fee is applied to assets not invested in the Wilshire Mutual Funds complex. In addition, the Board considered that the Adviser has entered into an expense limitation agreement with respect to the Fund.

In addition to the foregoing, the Board took into account the Adviser’s representation that there is no duplication of fees for the Funds and that the Adviser’s management fee principally relates to asset allocation, underlying fund selection, management of cash flows and portfolio monitoring.

As part of its evaluation of each Fund’s management fee, the Board considered how such fees compared to the fee charged by the Adviser to one or more other clients that it manages pursuant to similar investment strategies, noting that Wilshire sub-advises other asset allocation relationships and charges those sub-advised funds a lower fee. In this connection, the Board considered, among other things, Wilshire’s discussion of the significant differences in the scope of services provided to the Funds and to such sub-advised funds. The Board concluded that the information it received demonstrated that the aggregate services provided to and specific circumstances of each Fund were sufficiently different from the services provided to and specific circumstances of the sub-advised funds to support the difference in fees.

Based upon all of the above, the Board concluded that the management fee for each Fund was reasonable.

Wilshire Variable Insurance Trust Board Approval Of Advisory Agreements (Unaudited) - (Continued)

Costs of Services Provided and Profitability to Wilshire

With respect to the costs of services provided and profitability realized by Wilshire from its relationship with the Funds, the Board reviewed a profitability analysis and data from Wilshire, setting forth, among other things, gross revenues received by Wilshire, expenses allocated to the Trust and the operating margin/profitability rate. In the course of its review of Wilshire’s profitability, the Board took into account the methods used by Wilshire to determine expenses and profit. The Board considered all of the foregoing in evaluating the costs of services provided, the profitability to Wilshire and the profitability rates presented, and concluded that the profits realized by Wilshire were not unreasonable in comparison with the costs of providing investment advisory services to the Funds.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of economies of scale. The Board considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Board noted the Adviser’s statements, including that it believes its management fees are appropriate and that, where possible, the Adviser has utilized common service providers across multiple funds in the complex in order to negotiate lower fees on behalf of the Funds.

As part of its assessment of economies of scale, the Board also considered that economies of scale may be shared through a number of means, including expense limitations and/or management fees set at competitive rates pre-assuming future asset growth. Thus, the Board considered the size of each Fund and the competitiveness of the actual management fee paid by each Fund, as well as the Adviser’s agreement to limit each Fund’s expenses. The Board also took into account that the management fee for Global Allocation Fund includes a breakpoint.

Based upon all of the above, the Board concluded that the management fee for each Fund reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits

The Board considered the Adviser’s statement that benefits from its relationship with the Funds were limited to the advisory fees paid. The Board determined that the advisory fees were reasonable in light of any fall-out benefits.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Fund’s Advisory Agreement is in the best interests of the Fund.

Wilshire Variable Insurance Trust Additional Fund Information (Unaudited)

The Board of Trustees, four of whom are not considered “interested persons” of the Trust within the meaning of the 1940 Act (the “Independent Trustees”), has responsibility for the overall management and operations of the Trust. The Board establishes the Trust’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.

Set forth below are the names of the Trustees and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them, including directorships in public companies. The address of each Trustee and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401.

Name and Age	Position Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Past Five Years
NON-INTERESTED TRUSTEES
Roger A. Formisano(2), 70	Trustee	Since 2002	Retired; formerly Vice President, University Medical Foundation, (2006 to 2018); formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	8	Wilshire Mutual Funds, Inc. (7 Funds)
Edward Gubman, 68	Trustee	Since 2011	Retired; formerly Founder and Principal, Strategic Talent Solutions (2004 to 2009); Consultant, Gubman Consulting (2001 to 2003); Account Manager and Global Practice Leader, Hewitt Associates (1983 to 2000)	8	Wilshire Mutual Funds, Inc. (7 Funds)
Suanne K. Luhn, 64	Trustee	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	8	Wilshire Mutual Funds, Inc. (7 Funds)
George J. Zock, 68	Trustee, Chairperson of the Board	Since 2006	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	8	Wilshire Mutual Funds, Inc. (7 Funds); Armed Forces Insurance Exchange
INTERESTED TRUSTEE and PRESIDENT
Jason Schwarz(3), 44	Trustee and President	Trustee since 2018/ President since 2012	President, Wilshire Funds Management (since 2014); President, Wilshire Analytics (Since 2017); Managing Director, Head of Wilshire Funds Management’s Client Service, Sales, Marketing and Distribution functions (2005-2014).	8	Wilshire Mutual Funds, Inc. (7 Funds)

Wilshire Variable Insurance Trust Additional Fund Information (Unaudited) - (Continued)

Name and Age	Position Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Past Five Years
OFFICERS
Benkai Bouey, 48	Chief Compliance Officer	Since 2015

Chief Compliance Officer, Wilshire Associates Incorporated. (since 2012); Attorney, Benkai Bouey, Attorney at Law (2010-2013); Client Relationship Manager, Horizon Asset Management, Inc. (2008 to 2010)

				N/A	N/A
Reena S. Lalji, 47	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated (since 2009); Senior Counsel, Royal Bank of Canada (2003 to 2008)	N/A	N/A
Nathan R. Palmer, 43	Vice President	Since 2011

Managing Director, Wilshire Funds Management (since 2011); Senior Investment Management Associate, Convergent Wealth Advisors (2009 to 2010); Director of Public Markets, Investment Office, California Institute of Technology (2008 to 2009). Treasury Manager, Retirement Investments, Intel Corporation (2004 to 2008)

				N/A	N/A
Michael Wauters, 52	Treasurer	Since 2009

Chief Financial Officer, Wilshire Associates Incorporated (since 2012); Controller, Wilshire Associates Incorporated (2009 to 2012); Assistant Vice President- Financial Operations, Pacific Life Insurance Company (2000 to 2009)

				N/A	N/A
Josh Emanuel, 39	Vice President	Since 2015

Managing Director, Wilshire Associates Incorporated (since 2015); Chief Investment Officer, Wilshire Funds Management (since 2015); Chief Investment Officer, The Elements Financial Group, LLC (2010-2015)

				N/A	N/A

(1)

Each Trustee serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

(2)	Mr. Formisano has a retirement account advised by TIAA, indirect parent company of NWQ, sub-adviser to the Small Company Value Portfolio, a series of Wilshire Mutual Funds, Inc.
(3)	Mr. Schwarz is considered an Interested Trustee because he is an officer of Wilshire.

Wilshire Variable Insurance Trust Additional Fund Information (Unaudited) - (Continued)

Information on Proxy Voting

A description of policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, along with the Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, or on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Trust files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Contract Owners may revoke their consent to householding at any time by calling 1-888-200-6796. Upon receipt of a Contract Owner’s revocation, the Trust will begin mailing individual copies of the above-referenced documents to the Contract Owner’s attention within 30 days.

Shareholder Meeting Results (Unaudited)

On November 29, 2018, a special meeting of shareholders of the Wilshire 2015 Fund, Wilshire 2025 Fund and Wilshire 2035 Fund, each a series of the Trust, was held for the purpose of voting on each of the following proposals:

(1) To approve an Agreement and Plan of Reorganization providing for the merger of the Wilshire 2015 Fund into the Wilshire Global Allocation Fund.

(2) To approve an Agreement and Plan of Reorganization providing for the merger of the Wilshire 2025 Fund into the Wilshire Global Allocation Fund.

(3) To approve an Agreement and Plan of Reorganization providing for the merger of the Wilshire 2035 Fund into the Wilshire Global Allocation Fund.

The shareholders voted in favor of each proposal above. The following are the voting results from the special meeting for each proposal listed above:

	Number of Total Shares Voted
Proposal	Affirmative	Against	Abstain	Percentage of Shares Voted Affirmative
(1) To approve an Agreement and Plan of Reorganization providing for the merger of the Wilshire 2015 Fund into the Wilshire Global Allocation Fund.	2,054,529	0	0	97.08%
(2) To approve an Agreement and Plan of Reorganization providing for the merger of the Wilshire 2025 Fund into the Wilshire Global Allocation Fund.	3,349,712	1,713,338	0	64.84%
(3) To approve an Agreement and Plan of Reorganization providing for the merger of the Wilshire 2035 Fund into the Wilshire Global Allocation Fund.	6,972,430	0	0	98.56%

Effective December 7, 2018, pursuant to an Agreement and Plan of Reorganization dated September 18, 2018, the Wilshire 2015 Fund, the Wilshire 2025 Fund and the Wilshire 2035 Fund were each merged into the Wilshire Global Allocation Fund.

Wilshire Variable Insurance Trust Tax Information

For the year ended December 31, 2018, the Fund designates $6,459,179 as a long-term capital gain distribution.

Of the ordinary income distribution made by the Fund, 3.45% represents the amount of the distribution which will qualify for the dividends received deduction available to corporate shareholders.

Wilshire Variable Insurance Trust Privacy Statement

At Wilshire Variable Insurance Trust, we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information We Collect

We collect and retain nonpublic personal information about you that may include:

Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server cannot find out a user’s name or email address, or anything about the user’s computer using cookies.

Information We May Share

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

Companies that provide services for us to help market our products to you; and

Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

Confidentiality And Security

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet “cookies” on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our web site.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of the Fund, we consider you to be our customer. Shareholders purchasing or owning shares of the Fund through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

The Wilshire Variable Insurance Trust values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 888-200-6796 if you have any questions concerning our policy.

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Wilshire

Wilshire Variable Insurance Trust

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
1-888-200-6796

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Mr. Roger A. Formisano. Mr. Formisano is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $23,500 and $50,500 with respect to the registrant’s fiscal years ended December 31, 2018 and 2017, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,000 and $13,000 with respect to the registrant’s fiscal years ended December 31, 2018 and 2017, respectively. The services comprising these fees are tax consulting and the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended December 31, 2018 and 2017, aggregate non-audit fees of $4,000 and $13,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed by the registrant’s principal accountant in either of the last two fiscal years for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.

(h)	The registrant’s audit committee has determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last disclosed such procedures in the definitive proxy statement filed with the SEC on February 29, 2011.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants. Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Variable Insurance Trust

By (Signature and Title)*		/s/ Jason A. Schwarz
Jason A. Schwarz, President and Principal Executive Officer

Date	March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Jason A. Schwarz
Jason A. Schwarz, President and Principal Executive Officer

Date	March 8, 2019

By (Signature and Title)*		/s/ Michael Wauters
Michael Wauters, Treasurer, Principal Financial Officer and Principal Accounting Officer

Date	March 8, 2019

*	Print the name and title of each signing officer under his or her signature.